UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2014

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 30, 2014, Vista Gold Corp. (“Vista”), entered into an amendment agreement (the “Amendment Agreement”) to its previously announced debt transfer agreement made as of October 16, 2013 (the “Original Agreement”) between Vista and RPG Structured Finance S.á.R.L (the “Purchaser”) which, among other things, provides for the acquisition by the Purchaser of the non-interest bearing indebtedness of Desarrollos Zapal, S.A. de C.V. to Vista in the amount of US$20,090,528.43.

The Amendment Agreement postpones the deadline for the second (and final) US$6.0 million payment by the Purchaser to Vista from January 30, 2014 to July 31, 2014 in consideration for payment by the Purchaser to Vista of an additional US$250,000 on the extended payment deadline date.

The Original Agreement was amended as follows:

Recital B of the Original Agreement is amended so that the reference to “January 30, 2014” is deleted and “July 31, 2014” is substituted in its place.

The definition of “Subsequent Payment date” in Section 1.1 of the Original Agreement is amended so that the reference to “January 30, 2014” is deleted and “July 31, 2014” is substituted in its place

Section 2.2(b) of the Original Agreement is amended and restated in its entirety to read as follows:

the Purchaser shall wire to Vista funds in the amount equal to the Subsequent Payment Amount plus US$250,000 in accordance with the instructions set forth in Schedule “A”.

Section 5.1(a) of the Original Agreement is amended so that the reference to “January 30, 2014” is deleted and “July 31, 2014” is substituted in its place.

No other provisions of the Original Agreement were amended. This summary of the material terms of the Amendment Agreement are qualified in their entirety by the Amendment Agreement attached hereto as Exhibit 10.1.

 Item 7.01  Regulation FD

On January 30, 2014, the Registrant issued a press release announcing that it has agreed to extend the due date for the second (and final) US$6.0 million payment for the Los Cardones gold project in Baja California Sur, Mexico by six months to July 31, 2014.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

10.1Amendment Agreement

99.1Press Release dated January 30, 2014*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: February 4, 2014	By: /s/John F. Engele John F. Engele Chief Financial Officer